State of Minnesota

2502

# SECRETARY OF STATE

## CERTIFICATE OF INCORPORATION

I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that: Articles of Incorporation, duly signed and acknowledged under oath, have been filed on this date in the Office of the Secretary of State, for the incorporation of the following corporation, under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

This corporation is now legally organized under the laws of Minnesota.

Corporate Name: NORTHERN RESEARCH LABORATORIES, INC.

Corporate Charter Number: 7G-876

Chapter Formed Under: 302A

This certificate has been issued on 01/06/1992.

Joan Anderson Growe

Secretary of State.

State of Minnesota
Office of the Secretary of State

► See instructions on reverse side for completing this form.

# ARTICLES OF INCORPORATION
Chapter 302A

2503

7G-876

The undersigned incorporators, who are natural persons 18 years of age or older, in order to form a corporate entity under Minnesota Statutes, Chapter 302A, adopt the following articles of incorporation:

## ARTICLE I

The name of this corporation is:

Corporation Name (must include a corporate designation: For example, Inc., Corp, Ltd.)
NORTHERN RESEARCH LABORATORIES, INC.

## ARTICLE II

The registered office of this corporation is located at:

| Street Address (You may not list a P.O. Box) | City, State, Zip | County |
|---|---|---|
| 8216 York Ave. So. | Bloomington, MN. 55431 | Henn. |

The registered agent at that address is (Note: The appointment of an agent is optional):

Name of Agent
Roger P. Barrett

## ARTICLE III

The corporation is authorized to issue an aggregate total of:
(You must list a minimum of one share in this box.)

Number of Shares
100,000

674616

## ARTICLE IV

We, the undersigned incorporators certify that we are authorized to execute these articles and we further certify that we understand that by signing these articles, we are subject to the penalties of perjury as set forth in section 609.48 as if we had signed these articles under oath.

The names and addresses of the incorporators are (Note: Only one incorporator is required under Section 302A.105):

| Name | Address (may not be a post office box) | Incorporator's Signature (All incorporators must sign the articles) |
|---|---|---|
| Roger P. Barrett | 8216 York Ave. So.<br>Bloomington, MN. 55431 | Roger P. Barrett |
| | | |
| | | |
| | | |
| | | |

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JAN 06 1992
Joan Anderson Growe
Secretary of State

SC-00171-02

OVER

2A-876

MINNESOTA SECRETARY OF STATE
AMENDMENT OF ARTICLES OF INCORPORATION

BEFORE COMPLETING THIS FORM, PLEASE READ INSTRUCTIONS LISTED BELOW.

CORPORATE NAME:(List the name of the company prior to any desired name change)
Northern Research Laboratories, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

____________

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form ____.)

ARTICLE ______

Change the number of shares from 100,000 to 3,000,000 Je

This amendment has been approved pursuant to *Minnesota Statutes chapter 302A or 317A.* I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

Roger P. Barrett
(Signature of Authorized Person)

**INSTRUCTIONS**

1. Type or print with black ink.
2. A Filing Fee of: $35.00, made payable to the Secretary of State.
3. Return completed forms to:

Secretary of State
180 State Office Building
100 Constitution Ave.
St. Paul, MN 55155-1299
(612)296-2803

**FOR OFFICE USE ONLY**

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
OCT 31 1997 Je
Joan Anderson Growe
Secretary of State

00021340 Rev. 8/92

057838

7G-876

0199

**ORIGINAL**

# AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NORTHERN RESEARCH LABORATORIES, INC.

The undersigned, REG R. DUPRE, President of NORTHERN RESEARCH LABORATORIES, INC. (the "Corporation"), does hereby certify that: (i) the following is a true and correct copy of the Amended and Restated Articles of Incorporation of the Corporation; and (ii) such Amended and Restated Articles of Incorporation were approved by the board of directors and the shareholders of the Corporation pursuant to Chapter 302A of the Minnesota Statutes:

## ARTICLE 1.

## NAME

1.1) The name of the Corporation is Northern Research Laboratories, Inc.

## ARTICLE 2.

## REGISTERED OFFICE

2.1) The address of this Corporation's registered office in the State of Minnesota shall be 8216 York Avenue South, Minneapolis, Minnesota 55431.

## ARTICLE 3.

## CAPITAL

3.1) The total number of shares of capital stock authorized for issuance by the Corporation shall be ten million (10,000,000) shares with a par value of one cent ($0.01) per share.

3.2) Unless otherwise established by the Board of Directors, all shares of the Corporation are common shares entitled to vote and shall be of one class and one series having equal rights and preferences in all matters. Unless otherwise provided in these Articles or the Bylaws of the Corporation, or in the terms of the shares, a common shareholder has one (1) vote for each share held.

013950

3.3) The Board of Directors shall have the power to establish one or more classes or series, and fix the relative rights and preferences, of the Corporation's undesignated capital stock.

ARTICLE 4.

CUMULATIVE VOTING DENIED

4.1) Shareholders of this Corporation shall not have any rights of cumulative voting.

ARTICLE 5.

PREEMPTIVE RIGHTS DENIED

5.1) Shareholders of this Corporation shall have no preemptive or other rights to acquire any part of any unissued shares or other securities of this Corporation or of any rights to purchase shares or other securities of this Corporation before the Corporation may offer them to other persons.

ARTICLE 6.

LIMITATION OF DIRECTOR LIABILITY

6.1) A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages or breach of fiduciary duty as a director, except as for: (i) liability based on a breach of the duty of loyalty to the Corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under Section 559 of the Minnesota Business Corporation Act (Minnesota Statutes, Chap. 302A) or sale of unregistered securities or securities fraud under Section 23 of the Minnesota Securities Act (Minnesota Statutes, Chap. 80A); or (iv) liability for any transaction from which the director derived an improper personal benefit.

6.2) If Chapter 302A, the Minnesota Business Corporation Act, hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 302A, the Minnesota Business Corporation Act.

6.3) Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 1998.

NORTHERN RESEARCH
LABORATORIES, INC.

By: [signature]
Reg R. Dupre
Its: President

0431107.02

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
APR 29 1999
[signature]
Secretary of State

7G-876

MINNESOTA SECRETARY OF STATE

# NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Entity Name:

NORTHERN RESEARCH LABORATORIES, INC.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

| Street | City | State | Zip Code |
|---|---|---|---|
| 4225 WHITE BEAR PARKWAY | ST. PAUL | MN | 55110 |

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

NONE

If you do not wish to designate an agent, you must list "NONE" in this box. **DO NOT LIST THE ENTITY NAME.**

In compliance with *Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123* or *322B.135* I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in *Minnesota Statutes Section 609.48* as if I had signed this notice under oath.

Toni Pugsley

Signature of Authorized Person

Name and Telephone Number of a Contact Person: TONI PUGSLEY, OFFICE MGR. (651) 653-3380 ext. 101

*please print legibly*

**Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.**

**Non-Minnesota Corporations: $50.00.**

Make checks payable to **Secretary of State**

**Return to: Minnesota Secretary of State**
**180 State Office Bldg.**
**100 Constitution Ave.**
**St. Paul, MN 55155-1299**
**(651)296-2803**

STATE OF MINNESOTA
FILED
MAR 05 2002
Secretary of State

03930278 Rev. 11/98

069613

7G-876

# State of Minnesota

# SECRETARY OF STATE

*Certificate of Merger*

*I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate.*

*Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A*

*State of Formation and Names of Merging Entities:*

*MN:EPIEN MEDICAL, INC.*
*MN: NORTHERN RESEARCH LABORATORIES, INC.*

*State of Formation and Name of Surviving Entity:*

*MN: NORTHERN RESEARCH LABORATORIES, INC.*

*Effective Date of Merger: March 22, 2005*

*Name of Surviving Entity After Effective Date of Merger:*

*EPIEN MEDICAL, INC.*

*This certificate has been issued on: March 22, 2005*

Mary Kiffmeyer
Secretary of State.

46-546 DC M-CN

12851520004

**ARTICLES OF MERGER**
**OF**
**EPIEN MEDICAL, INC.**
**INTO**
**NORTHERN RESEARCH LABORATORIES, INC.**

The undersigned hereby certifies as follows:

1. The Plan of Merger attached hereto as Exhibit A for the merger with and into Northern Research Laboratories, Inc. of its wholly owned subsidiary, EPIEN Medical, Inc., was duly adopted and approved by the board of directors of Northern Laboratories, Inc. in accordance with Section 302A.621 of the Minnesota Business Corporation Act.

2. The number of outstanding shares of each class and series of stock of EPIEN Medical, Inc. is 10 shares of common stock, $.01 par value. All of the outstanding shares of such stock are owned by Northern Research Laboratories, Inc..

3. Since EPIEN Medical, Inc. has no shareholders other than Northern Research Laboratories, no copy of the Plan of Merger was mailed to any shareholder of EPIEN Medical, Inc..

IN WITNESS WHEREOF, the undersigned, being duly authorized on behalf of Northern Research Laboratories, Inc. has executed this document this 16 day of January, 2005.

**NORTHERN RESEARCH LABORATORIES, INC.**

Reginald Dupre
President and Chairman of the Board

EXHIBIT A

**PLAN OF MERGER**
**OF**
**EPIEN MEDICAL, INC.**
**INTO**
**NORTHERN RESEARCH LABORATORIES, INC.**

1. The name of the subsidiary corporation is EPIEN Medical, Inc..

2. The name of the parent corporation is Northern Research Laboratories, Inc..

3. The parent corporation shall be the surviving corporation, and its name after the merger shall be EPIEN Medical, Inc..

4. The merger shall be effective when articles of merger with respect to the merger are filed with the Minnesota Secretary of State (the "Effective Date").

5. Upon the Effective Date, all outstanding shares of each class and series of stock of the subsidiary corporation shall be canceled, and no shares of the surviving corporation shall be issued in lieu thereof.

6. Upon the Effective Date, the provisions of section 302A.641, subdivisions 2 and 3, of the Minnesota Business Corporation Act shall apply.

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

MAR 22 2005

Secretary of State

G-876

OC-CS
30,000,000

14728850002

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
EPIEN MEDICAL, INC.

The undersigned, Reginald Dupre, President of EPIEN Medical, Inc., a Minnesota corporation, hereby certifies that the following resolution was duly adopted by the board of directors of the corporation pursuant to Chapter 302A, 302A.139 and 302A.402, Subd. 3 of the Minnesota Business Corporation Act by a written action dated as of May 3, 2001, and that such resolution has not been subsequently modified or rescinded:

1. The name of the corporation is EPIEN Medical, Inc., a Minnesota corporation (the "Corporation"), formerly known as Northern Research Laboratories, Inc.

2. Article 3 of the Corporation's Amended Articles of Incorporation is hereby amended to read in its entirety:

   The authorized number of shares of this corporation shall be thirty million (30,000,000) with a par value of $.01.

3. This amendment was duly adopted by the Board of Directors on May 3, 2001, pursuant to Chapter 302A of the Minnesota Business Corporation Act.

4. The stock split shall be effected as a three-for-one division of all shares of common stock authorized as of the record date, at the time of the effectiveness of this amendment.

5. This amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares of any class or series that remains unissued after the stock split exceeding the percentage of authorized shares of that class or series that were unissued before the stock split.

IN WITNESS WHEREOF, the undersigned, acting in his capacity as the President of the Corporation, has executed these Articles of Amendment this 16th day of August, 2005.

Reginald Dupre, President

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

AUG 16 2005

Mary Kiffmeyer
Secretary of State

7G-876

DTN: 14827160002

# MINNESOTA SECRETARY OF STATE
# NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

08/24/2005

Entity Name:

**EPIEN Medical, Inc.**

Registered Office Address:

| Street | City | State | Zip Code |
|---|---|---|---|
| **10225 Yellow Circle Drive, Suite 105** | **Minnetonka** | **MN** | **55343** |

Registered Agent

**None**

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123, or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

**Toni S. Pugsley**

Signature of Authorized Person

Name of Contact Person: Toni S. Pugsley

Contact Phone Number: 9527466770

Contact Email: tpugsley@epien.com

**STATE OF MINNESOTA**
**DEPARTMENT OF STATE**
**FILED**
**08/24/2005**
**Secretary of State**

76-876

DC-CS

30944360002

# STATE OF MINNESOTA SECRETARY OF STATE

# AMENDMENT OF ARTICLES OF INCORPORATION

**READ THE INSTRUCTIONS BEFORE COMPLETING THIS FORM**

1. **Type or print in black ink.**
2. **There is a $35.00 fee** payable to the MN Secretary of State,
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

**CORPORATE NAME:** (List the name of the company prior to any desired name change)

EPIEN Medical, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days **after** filing with the Secretary of State. 11/19/2008

Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 1 .)

**ARTICLE** 3.

1. Article 3 of the Corporation's Amended Articles of Incorporation is hereby amended to read in its entirety:

The authorized number of shares of this corporation shall be fifty million (50,000,000) with a par value of $.01.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person: Reginald Dupre, Chairman ( ) 651-653-3380 ext 102

Please print legibly

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
NOV 21 2008
Mark Ritchie
Secretary of State

**FILE IN-PERSON OR MAIL TO:**
Minnesota Secretary of State - Business Services
Retirement Systems of Minnesota Building
60 Empire Drive, Suite 100
St Paul, MN 55103
(Staffed 8:00 - 4:00, Monday - Friday, excluding holidays)

To obtain a copy of a form you can go to our web site at www.sos.state.mn.us , or contact us between 9:00am to 4:00pm, Monday through Friday at (651) 296-2803 or toll free 1-877-551-6767.

All of the information on this form is public. Minnesota law requires certain information to be provided for this type of filing. If that information is not included, your document may be returned unfiled. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651) 296-2803/voice. For a TTY/TTD (deaf and hard of hearing) communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803. The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance or political opinions or affiliations in employment or the provision of service.

7G-816 AGRD

# MINNESOTA SECRETARY OF STATE
# NOTICE OF CHANGE OF
# REGISTERED OFFICE/REGISTERED AGENT

34331230002

Read the instructions before completing this form.

1. Entity Name: EPIEN Medical, Inc.

2. Registered Office Address: List a complete street address or rural route and rural route box number:
   4225 White Bear Parkway, Suite 600 | St. Paul | MN | 55110
   Street (A post office box by itself is not acceptable) | City | State | Zip Code

3. Registered Agent (Registered agents are required for foreign entities, but optional for Minnesota entities):
   NONE
   If you do not wish to designate an agent, you must list "NONE" in this box. **DO NOT LIST THE ENTITY NAME.**

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 308B, 317A.123 or 322B.135, I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

[signature]
Signature of Authorized Person

Name & Telephone Number of a Contact Person:

Reginald Dupre — Name (please print legibly)

651-653-3380 ext. 102 — Telephone

Filing Fee payable to the MN Secretary of State

**Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.**
**Minnesota Nonprofit Corporations: No $35.00 fee is due, unless you are adding, removing or changing the agent.**

**Non-Minnesota Corporations: $50.00.**

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JUL 30 2009
Mark Ritchie
Secretary of State

**STATE OF MINNESOTA**

DEPARTMENT OF STATE

I hereby certify that this is a true and complete copy of the document as filed for record in this office.

DATED 6/27/14

Mark Ritchie

Secretary of State

By